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                            PAINWEBBER MUTUAL FUNDS
                                 CLASS Y SHARES
                             PROSPECTUS SUPPLEMENT

                                          December 23, 1997

Dear Investor,

     This is a supplement to the Prospectuses of the PaineWebber Mutual Funds listed on the reverse side ('Funds'). The purpose of this supplement is to notify prospective investors of an additional group that will be eligible to purchase Class Y shares. The following paragraph is added under the caption 'How to Buy Shares':

           a participant in PACE Multi-Advisor Program when Class Y shares are purchased through that program.

In addition, the following revises the information under the caption 'How to Buy Shares' preceding the subheading 'INSIGHT':

PACE MULTI-ADVISOR PROGRAM. PaineWebber offers an advisory program that provides comprehensive investment services including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. PACE Multi-Advisor Program will commence operations in early 1998. Participants in this program are eligible to purchase Class Y shares of the PaineWebber mutual funds in the Flexible Pricing System.

Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the maximum annual rate of 1.75% of assets (generally, charged quarterly in advance). Employees of PaineWebber and its affiliates are entitled to a waiver of the fee otherwise payable for participation in this program. Program clients may elect to have their program fees charged to their PaineWebber accounts (by the automatic redmeption of money market or other mutual fund shares) or if a qualified plan, invoiced.

Please contract your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available to the PACE Multi-Advisor Program.




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THE PROSPECTUSES OF THE FOLLOWING PAINEWEBBER MUTUAL FUNDS ARE HEREBY
SUPPLEMENTED:


PaineWebber Global Equity Fund                               Prospectus dated March 1, 1997
PaineWebber Global Income Fund                               Prospectus dated March 1, 1997
PaineWebber Emerging Markets Equity Fund                     Prospectus dated March 1, 1997
PaineWebber Balanced Fund                                    Prospectus dated January 1, 1997
PaineWebber Tactical Allocation Fund                         Prospectus dated January 1, 1997
PaineWebber U.S. Government Income Fund                      Prospectus dated April 1, 1997
                                                             (revised July 31, 1997)
PaineWebber Investment Grade Income Fund                     Prospectus dated April 1, 1997
                                                             (revised July 31, 1997)
PaineWebber High Income Fund                                 Prospectus dated April 1, 1997
                                                             (revised July 31, 1997)
PaineWebber Low Duration U.S. Government                     Prospectus dated April 1, 1997
 Income Fund                                                 (revised July 31, 1997)
PaineWebber Strategic Income Fund                            Prospectus dated April 1, 1997
                                                             (revised July 31, 1997)

THIS PROSPECTUS SUPPLEMENT DOES NOT REPLACE ANY PRIOR SUPPLEMENTS TO THE PROSPECTUSES LISTED ABOVE.

     If you have any questions regarding the availability of Class Y Shares, please call your Investment Executive at PaineWebber or one of its correspondent firms.